EXHIBIT 21

FOLLOWING IS A LIST OF ACTIVE SUBSIDIARIES OF THE REGISTRANT. CERTAIN SUBSIDIARIES THAT ARE INACTIVE, HAVE INSIGNIFICANT ASSETS OR EXIST SOLELY TO PROTECT BUSINESS NAMES BUT DO NOT CONDUCT BUSINESS HAVE BEEN OMITTED. THE OMITTED SUBSIDIARIES, CONSIDERED IN THE AGGREGATE, DO NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

ENTITY:                                                              PLACE OF FORMATION:
-------                                                              -------------------
10 CCC BUSINESS TRUST                                                MARYLAND
10000 WEST CHARLESTON BOULEVARD, LLC                                 NEVADA
10450 WEST CHARLESTON BOULEVARD, LLC                                 NEVADA
1450 CENTER CROSSING DRIVE, LLC                                      DELAWARE
1451 CENTER CROSSING DRIVE, LLC                                      DELAWARE
1551 HILLSHIRE DRIVE, LLC                                            DELAWARE
1645 VILLAGE CENTER CIRCLE, LLC                                      DELAWARE
170 RETAIL ASSOCIATES, LTD.                                          TEXAS
20 CCC BUSINESS TRUST                                                MARYLAND
30 CCC BUSINESS TRUST                                                MARYLAND
500 WEST ASSOCIATES, LLC                                             UTAH
500 WEST CAPITAL, L.C.                                               UTAH
A/T ROUSE LIMITED PARTNERSHIP, THE                                   DELAWARE
ABBEY ACQUISITION LLC                                                DELAWARE
ACAPURANA PARTICIPACOES LTDA                                         BRAZIL
ACB PARKING BUSINESS TRUST                                           MARYLAND
ALAMEDA MALL ASSOCIATES                                              ILLINOIS
ALAMEDA MALL, L.L.C.                                                 DELAWARE
ALBARPA PARTICIPACOES LTDA.                                          BRAZIL
ALDERWOOD MALL  L.L.C.                                               DELAWARE
ALDERWOOD MALL HOLDING L.L.C.                                        DELAWARE
ALIANSCE ADMINISTRACAO DE EMPREENDIMENTOS COMERCIAIS LTDA.           BRAZIL
ALIANSCE ADMINISTRACAO DE SHOPPING CENTERS LTDA.                     BRAZIL
ALIANSCE SHOPPING CENTERS S.A.                                       BRAZIL
ALLENTOWNE MALL, LLC                                                 DELAWARE
ALPAR INVESTIMENTOS E PARTICIPACOES S.A.                             BRAZIL
AUGUSTA MALL ANCHOR ACQUISITION, LLC                                 DELAWARE
AUGUSTA MALL ANCHOR HOLDING, LLC                                     DELAWARE
AUGUSTA MALL HOLDING, LLC                                            DELAWARE
AUGUSTA MALL, LLC                                                    DELAWARE
AUSTIN MALL LIMITED PARTNERSHIP                                      DELAWARE

ENTITY:                                                              PLACE OF FORMATION:
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AUSTIN MALL, LLC                                                     MARYLAND
BAKERSFIELD MALL LLC                                                 DELAWARE
BAKERSFIELD MALL, INC.                                               DELAWARE
BALTIMORE CENTER ASSOCIATES LIMITED PARTNERSHIP                      MARYLAND
BALTIMORE CENTER GARAGE LIMITED PARTNERSHIP                          MARYLAND
BALTIMORE CENTER, LLC                                                DELAWARE
BARPA EMPREENDIMENTOS E  PARTICIPACOES S.A.                          BRAZIL
BAY CITY MALL ASSOCIATES L.L.C.                                      MICHIGAN
BAY SHORE MALL II L.L.C.                                             DELAWARE
BAY SHORE MALL PARTNERS                                              CALIFORNIA
BAY SHORE MALL, INC.                                                 DELAWARE
BAYBROOK MALL, LLC                                                   DELAWARE
BAYSIDE CENTER LIMITED PARTNERSHIP                                   MARYLAND
BEACHWOOD PLACE HOLDING, LLC                                         DELAWARE
BEACHWOOD PLACE MALL, LLC                                            DELAWARE
BEACHWOOD PLACE, LLC                                                 MARYLAND
BELLIS FAIR PARTNERS                                                 WASHINGTON
BENSON PARK BUSINESS TRUST                                           MARYLAND
BEVERAGE OPERATIONS, INC.                                            TEXAS
BIRCHWOOD MALL PARTNERS L.L.C.                                       MICHIGAN
BIRCHWOOD MALL, INC.                                                 DELAWARE
BOISE MALL, LLC                                                      DELAWARE
BOISE TOWN SQUARE ANCHOR ACQUISITION, LLC                            DELAWARE
BOISE TOWNE PLAZA L.L.C.                                             DELAWARE
BOSSIER OUTPARCEL, L.P.                                              DELAWARE
BOULEVARD ASSOCIATES                                                 NEVADA
BOULEVARD MALL I LLC                                                 NEVADA
BOULEVARD MALL II LLC                                                NEVADA
BOULEVARD MALL, INC.                                                 DELAWARE
BRIDGELAND GP, LLC                                                   DELAWARE
BRIDGEWATER COMMONS MALL DEVELOPMENT, LLC                            MARYLAND
BRIDGEWATER COMMONS MALL II, LLC                                     DELAWARE
BRIDGEWATER COMMONS MALL, LLC                                        MARYLAND
BSC SHOPPING CENTER S.A.                                             BRAZIL

ENTITY:                                                              PLACE OF FORMATION:
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BTS PROPERTIES L.L.C.                                                DELAWARE
BURLINGTON TOWN CENTER II LLC                                        DELAWARE
BURLINGTON TOWN CENTER LLC, THE                                      DELAWARE
C.V. CENTER, INC.                                                    DELAWARE
CALEDONIAN HOLDING COMPANY, INC.                                     DELAWARE
CAPITAL MALL L.L.C.                                                  DELAWARE
CAPITAL MALL, INC.                                                   DELAWARE
CAROLINA PLACE L.L.C.                                                DELAWARE
CENCOM S.A.                                                          BRAZIL
CENTER POINTE PLAZA LLC                                              NEVADA
CENTURY PLAZA L.L.C.                                                 DELAWARE
CENTURY PLAZA, INC.                                                  DELAWARE
CHAMPAIGN MARKET PLACE L.L.C.                                        DELAWARE
CHAPEL HILLS MALL L.L.C.                                             DELAWARE
CHATTANOOGA MALL, INC.                                               DELAWARE
CHESAPEAKE INVESTORS, LLC                                            DELAWARE
CHICO MALL L.L.C.                                                    DELAWARE
CHICO MALL, L.P.                                                     DELAWARE
CHRISTIANA ACQUISITION LLC                                           DELAWARE
CHRISTIANA ANCHOR ACQUISITION, LLC                                   DELAWARE
CHRISTIANA HOLDINGS I LLC                                            DELAWARE
CHRISTIANA MALL LLC                                                  DELAWARE
CLACKAMAS MALL L.L.C.                                                DELAWARE
CLOVER ACQUISITIONS LLC                                              DELAWARE
CM THEATRE BUSINESS TRUST                                            MARYLAND
CMA ACCESS COMPANY, LLC                                              MARYLAND
CM-H BUSINESS TRUST                                                  MARYLAND
CMI CORPORATE PARKING BUSINESS TRUST                                 MARYLAND
CM-N BUSINESS TRUST                                                  MARYLAND
COASTLAND CENTER, INC.                                               DELAWARE
COASTLAND CENTER, L.P.                                               DELAWARE
COLINA SHOPPING CENTER LTDA.                                         BRAZIL
COLLIN CREEK ANCHOR ACQUISITION, LLC                                 DELAWARE
COLLIN CREEK MALL, LLC                                               DELAWARE

ENTITY:                                                              PLACE OF FORMATION:
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COLONY SQUARE MALL L.L.C.                                            DELAWARE
COLUMBIA CROSSING, LLC                                               DELAWARE
COLUMBIA LAND HOLDINGS, INC.                                         MARYLAND
COLUMBIA MALL BUSINESS TRUST                                         MARYLAND
COLUMBIA MALL L.L.C.                                                 DELAWARE
COLUMBIA MALL SPE, LLC                                               MARYLAND
COLUMBIA MALL, INC.                                                  MARYLAND
COLUMBIA MANAGEMENT, INC.                                            MARYLAND
CORONADO CENTER HOLDING L.L.C.                                       DELAWARE
CORONADO CENTER L.L.C.                                               DELAWARE
COUNTRY HILLS PLAZA, LLC                                             DELAWARE
CPM LAND L.L.C.                                                      DELAWARE
CROCKER DOWNTOWN DEVELOPMENT ASSOCIATES                              FLORIDA
CROCKER MIZNER PARK III, LTD.                                        FLORIDA
CROCKER MIZNER PARK IV, LTD.                                         FLORIDA
CROSS KEYS VILLAGE SQUARE CONDOMINIUM, INC.                          MARYLAND
CROSSROADS MALL LAND L.L.C., THE                                     DELAWARE
CROSSROADS MALL LAND, INC., THE                                      DELAWARE
CURA/GGP GAYRIMENKUL INSAAT YONETIM VE GELISTIRME ANONIM SIRKETI     TURKEY
CURA/GGP INVESTMENT CORPORATION S.A.R.L.                             LUXEMBOURG
CYPRESS LA, LLC                                                      DELAWARE
DAYJAY ASSOCIATES                                                    OKLAHOMA
DEERBROOK ANCHOR ACQUISITION, LLC                                    DELAWARE
DEERBROOK MALL, LLC                                                  DELAWARE
DK BURLINGTON TOWN CENTER LLC                                        DELAWARE
EAGLE RIDGE MALL, INC.                                               DELAWARE
EAGLE RIDGE MALL, L.P.                                               DELAWARE
EAST MESA LAND L.L.C.                                                DELAWARE
EAST MESA MALL L.L.C.                                                DELAWARE
EASTRIDGE SHOPPING CENTER L.L.C.                                     DELAWARE
ECE TURKIYE PROJE YONETIMI A.S.                                      TURKEY
ECHELON MALL, LLC                                                    MARYLAND
ECHELON PLACE RETAIL PROMENADE, LLC                                  DELAWARE
EDEN PRAIRIE ANCHOR BUILDING L.L.C.                                  DELAWARE

ENTITY:                                                              PLACE OF FORMATION:
-------                                                              -------------------
EDEN PRAIRIE MALL L.L.C.                                             DELAWARE
EDEN PRAIRIE MALL, INC.                                              DELAWARE
ELK GROVE TOWN CENTER L.L.C.                                         DELAWARE
ELK GROVE TOWN CENTER, L.P.                                          DELAWARE
EMERSON LAND BUSINESS TRUST                                          MARYLAND
EMERSON LAND, LLC                                                    DELAWARE
ER LAND ACQUISITION L.L.C.                                           DELAWARE
FAIRWOOD COMMERCIAL FRONT FOOT BENEFIT COMPANY, LLC                  MARYLAND
FAIRWOOD FRONT FOOT BENEFIT COMPANY, LLC                             MARYLAND
FAIRWOOD-FOUR FRONT-FOOT BENEFIT COMPANY, LLC                        MARYLAND
FAIRWOOD-GPP FRONT-FOOT BENEFIT COMPANY, LLC                         MARYLAND
FAIRWOOD-PROMISE FRONT-FOOT BENEFIT COMPANY, LLC                     MARYLAND
FAIRWOOD-PROSPECT FRONT-FOOT BENEFIT COMPANY, LLC                    MARYLAND
FAIRWOOD-THREE FRONT-FOOT BENEFIT COMPANY, LLC                       MARYLAND
FALLBROOK SQUARE PARTNERS L.L.C.                                     DELAWARE
FALLBROOK SQUARE PARTNERS LIMITED PARTNERSHIP                        DELAWARE
FANEUIL HALL BEVERAGE, LLC                                           MARYLAND
FANEUIL HALL MARKETPLACE, LLC                                        DELAWARE
FASHION PLACE ANCHOR ACQUISITION, LLC                                DELAWARE
FASHION PLACE, LLC                                                   DELAWARE
FASHION SHOW MALL LLC                                                DELAWARE
FIFTY COLUMBIA CORPORATE CENTER, LLC                                 DELAWARE
FIRST COLONY MALL, LLC                                               DELAWARE
FLORENCE MALL L.L.C.                                                 DELAWARE
FORTY COLUMBIA CORPORATE CENTER, LLC                                 DELAWARE
FOUR OM SPE, LLC                                                     DELAWARE
FOUR OM, LLC                                                         DELAWARE
FOUR OWINGS MILLS CORPORATE CENTER LAND LIMITED PARTNERSHIP          MARYLAND
FOUR STATE FACILITY CORPORATION                                      DELAWARE
FOUR STATE PROPERTIES, LLC                                           DELAWARE
FOX RIVER SHOPPING CENTER, LLC                                       DELAWARE
FRANKLIN PARK MALL COMPANY, LLC                                      MARYLAND
FRANKLIN PARK MALL, LLC                                              DELAWARE
FRASCATTI INVESTIMENTOS IMOBILIARIOS LTDA.                           BRAZIL

ENTITY:                                                              PLACE OF FORMATION:
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FREMONT PLAZA L.L.C.                                                 DELAWARE
FUNDO DE INVESTIMENTO IMOBILIARIO VIA PARQUE SHOPPING                BRAZIL
GATEWAY CROSSING L.L.C.                                              DELAWARE
GATEWAY OVERLOOK BORROWER, LLC                                       DELAWARE
GATEWAY OVERLOOK BUSINESS TRUST                                      MARYLAND
GATEWAY OVERLOOK II BORROWER, LLC                                    DELAWARE
GATEWAY OVERLOOK II BUSINESS TRUST                                   MARYLAND
GEAPE LAND HOLDINGS II, INC.                                         MARYLAND
GENERAL GROWTH - WESTLAKE (GP), INC.                                 DELAWARE
GENERAL GROWTH - WESTLAKE, L.P.                                      DELAWARE
GENERAL GROWTH 170 (GP), LLC                                         DELAWARE
GENERAL GROWTH 170, LP                                               DELAWARE
GENERAL GROWTH MANAGEMENT, INC.                                      DELAWARE
GENERAL GROWTH OAK VIEW MALL, INC.                                   DELAWARE
GG DR, L.L.C.                                                        ILLINOIS
GGP - BRIDGELAND, LP                                                 MARYLAND
GGP 110 HOLDING L.L.C.                                               DELAWARE
GGP 110 L.L.C.                                                       DELAWARE
GGP 110, INC.                                                        DELAWARE
GGP ACQUISITION, L.L.C.                                              DELAWARE
GGP ALA MOANA HOLDINGS L.L.C.                                        DELAWARE
GGP ALA MOANA L.L.C.                                                 DELAWARE
GGP AMERICAN HOLDINGS INC.                                           DELAWARE
GGP AMERICAN PROPERTIES INC.                                         DELAWARE
GGP BOSSIER MALL, INC.                                               DELAWARE
GGP BRASIL PARTICIPACOES S.A.                                        BRAZIL
GGP BRAZIL I L.L.C.                                                  DELAWARE
GGP BRAZIL II L.L.C.                                                 DELAWARE
GGP CAPITAL TRUST I                                                  DELAWARE
GGP CONTRACTOR, INC.                                                 DELAWARE
GGP ECHELON PLACE, LLC                                               DELAWARE
GGP GENERAL II, INC.                                                 DELAWARE
GGP HOLDING II, INC.                                                 DELAWARE
GGP HOLDING SERVICES, INC.                                           DELAWARE

ENTITY:                                                              PLACE OF FORMATION:
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GGP HOLDING, INC.                                                    DELAWARE
GGP INTERNATIONAL, LLC                                               DELAWARE
GGP IVANHOE II, INC.                                                 DELAWARE
GGP IVANHOE IV SERVICES, INC.                                        DELAWARE
GGP IVANHOE SERVICES, INC.                                           DELAWARE
GGP IVANHOE, INC.                                                    DELAWARE
GGP JORDAN CREEK L.L.C.                                              DELAWARE
GGP KAPIOLANI DEVELOPMENT L.L.C.                                     DELAWARE
GGP KNOLLWOOD MALL, LP                                               DELAWARE
GGP LIMITED PARTNERSHIP                                              DELAWARE
GGP LUX CO. S.A.R.L.                                                 LUXEMBOURG
GGP MEADOWS MALL L.L.C.                                              DELAWARE
GGP NATICK RESIDENCE LLC                                             DELAWARE
GGP SAVANNAH L.L.C.                                                  DELAWARE
GGP TURKEY INVESTCO, LLC                                             DELAWARE
GGP TURKEY MANAGEMENT, LLC                                           DELAWARE
GGP VENTURES BRAZIL HOLDING L.L.C.                                   DELAWARE
GGP VENTURES COSTA RICA, L.L.C.                                      DELAWARE
GGP VILLAGE AT JORDAN CREEK L.L.C.                                   DELAWARE
GGP/HOMART II L.L.C.                                                 DELAWARE
GGP/HOMART SERVICES, INC.                                            DELAWARE
GGP/HOMART, INC.                                                     DELAWARE
GGP-ARROWHEAD, INC.                                                  DELAWARE
GGP-BAY CITY ONE, INC.                                               DELAWARE
GGP-BRASS MILL, INC.                                                 DELAWARE
GGP-BUCKLAND HILLS ONE, INC.                                         DELAWARE
GGP-BURLINGTON L.L.C.                                                DELAWARE
GGP-CANAL SHOPPES L.L.C.                                             DELAWARE
GGP-CAROLINA PLACE, INC.                                             DELAWARE
GGP-COLUMBIANA TRUST                                                 DELAWARE
GGP-CONCORD LAND CO., INC.                                           DELAWARE
GGP-CUMBERLAND LAND L.L.C.                                           DELAWARE
GGP-FOOTHILLS L.L.C.                                                 DELAWARE
GGP-FOOTHILLS LAND L.L.C.                                            DELAWARE

ENTITY:                                                              PLACE OF FORMATION:
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GGP-FOUR SEASONS L.L.C.                                              DELAWARE
GGP-GATEWAY MALL L.L.C.                                              DELAWARE
GGP-GATEWAY MALL, INC.                                               DELAWARE
GGP-GLENBROOK HOLDING L.L.C.                                         DELAWARE
GGP-GLENBROOK L.L.C.                                                 DELAWARE
GGP-GLENDALE, INC.                                                   DELAWARE
GGP-GRANDVILLE II L.L.C.                                             DELAWARE
GGP-GRANDVILLE L.L.C.                                                DELAWARE
GGP-GRANDVILLE LAND L.L.C.                                           DELAWARE
GGP-KENTUCKY, INC.                                                   KENTUCKY
GGP-LA PLACE, INC.                                                   DELAWARE
GGP-LAKELAND, INC.                                                   DELAWARE
GGP-LAKEVIEW SQUARE, INC.                                            DELAWARE
GGP-LANSING MALL, INC.                                               DELAWARE
GGPLP L.L.C.                                                         DELAWARE
GGP-MACON, LLC                                                       DELAWARE
GGP-MAINE MALL HOLDING L.L.C.                                        DELAWARE
GGP-MAINE MALL L.L.C.                                                DELAWARE
GGP-MAINE MALL LAND L.L.C.                                           DELAWARE
GGP-MALL OF LOUISIANA II, L.P.                                       DELAWARE
GGP-MALL OF LOUISIANA, INC.                                          DELAWARE
GGP-MALL OF LOUISIANA, L.P.                                          DELAWARE
GGP-MINT HILL L.L.C.                                                 DELAWARE
GGP-MORENO VALLEY, INC.                                              DELAWARE
GGP-NATICK SERVICES, INC.                                            DELAWARE
GGP-NATICK TRUST                                                     MASSACHUSETTS
GGP-NATICK WEST L.L.C.                                               DELAWARE
GGP-NESHAMINY TRUST                                                  DELAWARE
GGP-NEWGATE MALL, INC.                                               DELAWARE
GGP-NEWPARK L.L.C.                                                   DELAWARE
GGP-NEWPARK, INC.                                                    DELAWARE
GGP-NORTH POINT LAND L.L.C.                                          DELAWARE
GGP-NORTH POINT, INC.                                                DELAWARE
GGP-NORTHBROOK, INC.                                                 DELAWARE

ENTITY:                                                              PLACE OF FORMATION:
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GGP-OTAY RANCH L.L.C.                                                DELAWARE
GGP-OTAY RANCH, L.P.                                                 DELAWARE
GGP-PARAMUS PARK MALL, LLC                                           DELAWARE
GGP-PECANLAND II, L.P.                                               DELAWARE
GGP-PECANLAND, INC.                                                  DELAWARE
GGP-PECANLAND, L.P.                                                  DELAWARE
GGP-PEMBROKE LAKES II, INC.                                          DELAWARE
GGP-PEMBROKE LAKES, INC.                                             DELAWARE
GGP-REDLANDS MALL L.L.C.                                             DELAWARE
GGP-REDLANDS MALL, L.P.                                              DELAWARE
GGP-ROCHESTER MALL, INC.                                             DELAWARE
GGP-ROGERS RETAIL L.L.C.                                             DELAWARE
GGP-SOUTH SHORE PARTNERS, INC.                                       DELAWARE
GGP-STEEPLEGATE, INC.                                                DELAWARE
GGP-TRS L.L.C.                                                       DELAWARE
GGP-TRS SERVICES, INC.                                               DELAWARE
GGP-TUCSON LAND L.L.C.                                               DELAWARE
GGP-TUCSON MALL L.L.C.                                               DELAWARE
GGP-TYLER MALL L.L.C.                                                DELAWARE
GGP-UC L.L.C.                                                        DELAWARE
GLENDALE ANCHOR ACQUISITION, LLC                                     DELAWARE
GLENDALE HOLDING, INC.                                               DELAWARE
GLENDALE HOLDING, L.L.C.                                             DELAWARE
GLENDALE I MALL ASSOCIATES, LLC                                      DELAWARE
GLENDALE II MALL ASSOCIATES, LLC                                     DELAWARE
GLENDALE OHRBACH'S ASSOCIATES, LLC                                   DELAWARE
GRAND CANAL SHOPS II, LLC                                            DELAWARE
GRAND TRAVERSE MALL HOLDING, INC.                                    DELAWARE
GRAND TRAVERSE MALL PARTNERS, LP                                     DELAWARE
GRANDVILLE MALL II, INC.                                             DELAWARE
GRANDVILLE MALL, INC.                                                DELAWARE
GREENGATE MALL, INC.                                                 PENNSYLVANIA
GREENWOOD MALL L.L.C.                                                DELAWARE
GREENWOOD MALL, INC.                                                 DELAWARE

ENTITY:                                                              PLACE OF FORMATION:
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HARBOR PLACE ASSOCIATES LIMITED PARTNERSHIP                          MARYLAND
HARBORPLACE BORROWER, LLC                                            DELAWARE
HARBORPLACE MANAGEMENT COMPANY, LLC                                  MARYLAND
HARPER'S CHOICE BUSINESS TRUST                                       MARYLAND
HEAD ACQUISITION, LP                                                 DELAWARE
HEX HOLDING, LLC                                                     DELAWARE
HEXALON REAL ESTATE, INC.                                            DELAWARE
HHP GOVERNMENT SERVICES, LIMITED PARTNERSHIP                         NEVADA
HICKORY RIDGE VILLAGE CENTER, INC.                                   MARYLAND
HIGHLAND MALL JOINT VENTURE, THE                                     NEW YORK
HIGHLAND MALL LIMITED PARTNERSHIP                                    DELAWARE
HMF PROPERTIES, LLC                                                  DELAWARE
HO RETAIL PROPERTIES I LIMITED PARTNERSHIP                           ILLINOIS
HO RETAIL PROPERTIES II LIMITED PARTNERSHIP                          ILLINOIS
HOCKER OXMOOR PARTNERS, LLC                                          KENTUCKY
HOCKER OXMOOR, LLC                                                   DELAWARE
HOOVER MALL HOLDING, L.L.C.                                          DELAWARE
HOOVER MALL LIMITED, L.L.C.                                          DELAWARE
HOWARD HUGHES CANYON POINTE Q4, LLC                                  NEVADA
HOWARD HUGHES CENTERPOINT, LLC                                       NEVADA
HOWARD HUGHES CORPORATION, THE                                       DELAWARE
HOWARD HUGHES PROPERTIES IV, LLC                                     DELAWARE
HOWARD HUGHES PROPERTIES V, LLC                                      DELAWARE
HOWARD HUGHES PROPERTIES, INC.                                       NEVADA
HOWARD HUGHES PROPERTIES, LIMITED PARTNERSHIP                        DELAWARE
HOWARD RESEARCH AND DEVELOPMENT CORPORATION, THE                     MARYLAND
HOWARD RETAIL INVESTMENT COMPANY, LLC                                MARYLAND
HRD PARKING DECK BUSINESS TRUST                                      MARYLAND
HRD PARKING, INC.                                                    MARYLAND
HRD REMAINDER, INC.                                                  MARYLAND
HRE FLANC, INC.                                                      DELAWARE
HRE KI SMBT                                                          DELAWARE
HRE PENNSYLVANIA SMBT                                                DELAWARE
H-TEX, INCORPORATED                                                  TEXAS

ENTITY:                                                              PLACE OF FORMATION:
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HUGHES CORPORATION, THE                                              DELAWARE
HULEN MALL, LLC                                                      DELAWARE
HUNT VALLEY TITLE HOLDING COMPANY, LLC                               MARYLAND
KALAMAZOO MALL L.L.C.                                                DELAWARE
KALAMAZOO MALL, INC.                                                 DELAWARE
KENWOOD MALL HOLDING, LLC                                            DELAWARE
KENWOOD MALL L.L.C.                                                  DELAWARE
KNOLLWOOD MALL, INC.                                                 DELAWARE
LA CANTERA HOLDING GP, LLC                                           DELAWARE
LA CANTERA HOLDING, LP                                               DELAWARE
LA CANTERA RETAIL LIMITED PARTNERSHIP                                TEXAS
LA CANTERA SPECIALTY RETAIL, LP                                      TEXAS
LA PLACE SHOPPING, L.P.                                              DELAWARE
LAKE MEADE & BUFFALO PARTNERSHIP                                     NEVADA
LAKESIDE MALL PROPERTY LLC                                           DELAWARE
LAKESIDE MALL, LLC                                                   MICHIGAN
LAKEVIEW SQUARE LIMITED PARTNERSHIP                                  DELAWARE
LANCASTER TRUST                                                      ILLINOIS
LAND TRUST NO. 89433                                                 HAWAII
LAND TRUST NO. 89434                                                 HAWAII
LAND TRUST NO. FHB-TRES 200601                                       HAWAII
LAND TRUST NO. FHB-TRES 200602                                       HAWAII
LANDMARK MALL L.L.C.                                                 DELAWARE
LANDMARK MALL, INC.                                                  DELAWARE
LANSING MALL LIMITED PARTNERSHIP                                     DELAWARE
LEARNING MALL L.L.C., THE                                            DELAWARE
LINCOLNSHIRE COMMONS, LLC                                            DELAWARE
LOCKPORT L.L.C.                                                      NEW YORK
LOT 48 BUSINESS TRUST                                                MARYLAND
LOT 49 BUSINESS TRUST                                                MARYLAND
LP ROUSE-HOUSTON, LLC                                                MARYLAND
LRVC BUSINESS TRUST                                                  MARYLAND
LYNNHAVEN HOLDING L.L.C.                                             DELAWARE
LYNNHAVEN MALL L.L.C.                                                DELAWARE

ENTITY:                                                              PLACE OF FORMATION:
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MAJESTIC PARTNERS-PROVO, LLC                                         UTAH
MALL ENTRANCES BUSINESS TRUST                                        MARYLAND
MALL IN COLUMBIA BUSINESS TRUST, THE                                 MARYLAND
MALL IN COLUMBIA HOLDING II L.L.C., THE                              DELAWARE
MALL IN COLUMBIA HOLDING L.L.C., THE                                 DELAWARE
MALL OF LOUISIANA HOLDING, INC.                                      DELAWARE
MALL OF LOUISIANA LAND HOLDING, LLC                                  DELAWARE
MALL OF LOUISIANA LAND, LP                                           DELAWARE
MALL OF THE BLUFFS PARTNERS L.L.C.                                   IOWA
MALL OF THE BLUFFS, INC.                                             DELAWARE
MALL ST. MATTHEWS COMPANY, LLC                                       DELAWARE
MALL ST. VINCENT, INC.                                               DELAWARE
MALL ST. VINCENT, L.P.                                               DELAWARE
MAYFAIR PROPERTY INC.                                                DELAWARE
MERRICK PARK HOLDING, LLC                                            DELAWARE
MERRICK PARK LLC                                                     MARYLAND
MERRICK PARK PARKING LLC                                             DELAWARE
MERRIWEATHER POST BUSINESS TRUST                                     MARYLAND
MIZNER PARK HOLDINGS I, LLC                                          DELAWARE
MIZNER PARK HOLDINGS II, LLC                                         DELAWARE
MIZNER PARK HOLDINGS III, LLC                                        DELAWARE
MIZNER PARK HOLDINGS IV, LLC                                         DELAWARE
MIZNER PARK HOLDINGS V, LLC                                          DELAWARE
MIZNER PARK VENTURE, LLC                                             DELAWARE
MONDAWMIN BUSINESS TRUST                                             MARYLAND
MONTCLAIR PLAZA L.L.C.                                               DELAWARE
MSAB HOLDINGS L.L.C.                                                 DELAWARE
MSAB HOLDINGS, INC.                                                  DELAWARE
MSM PROPERTY L.L.C.                                                  DELAWARE
NACIONAL IGUATEMI ADMININISTRACAO LTDA.                              BRAZIL
NACIONAL IGUATEMI BAHIA ADMINISTRACAO E PARTICIPACOES LTDA.          BRAZIL
NATICK MALL, LLC                                                     DELAWARE
NATICK RETAIL, LLC                                                   DELAWARE
NESHAMINY MALL JOINT VENTURE LIMITED PARTNERSHIP                     ILLINOIS

ENTITY:                                                              PLACE OF FORMATION:
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NEW ORLEANS RIVERWALK ASSOCIATES                                     LOUISIANA
NEW ORLEANS RIVERWALK LIMITED PARTNERSHIP                            MARYLAND
NEW RIVER ASSOCIATES                                                 ARIZONA
NEWGATE MALL LAND ACQUISITION, LLC                                   DELAWARE
NEWPARK ANCHOR ACQUISITION, LLC                                      DELAWARE
NEWPARK MALL L.L.C.                                                  DELAWARE
NORTH STAR ANCHOR ACQUISITION, LLC                                   DELAWARE
NORTH STAR MALL, LLC                                                 DELAWARE
NORTHBROOK COURT I L.L.C.                                            DELAWARE
NORTHBROOK COURT II L.L.C.                                           DELAWARE
NORTHBROOK COURT L.L.C.                                              DELAWARE
NORTHGATE MALL L.L.C.                                                DELAWARE
NORTHWEST ASSOCIATES                                                 MARYLAND
NORTHWEST OHIO MALL L.L.C.                                           DELAWARE
NSMJV, LLC                                                           DELAWARE
O.M. INVESTMENT II LIMITED PARTNERSHIP                               MARYLAND
O.M. INVESTMENT LIMITED PARTNERSHIP                                  MARYLAND
O.M. LAND DEVELOPMENT, LLC                                           MARYLAND
O.M. MALL COMPANY, LLC                                               MARYLAND
OAK BROOK URBAN VENTURE, L.P.                                        ILLINOIS
OAK VIEW MALL L.L.C.                                                 DELAWARE
OAKBROOK FACILITIES CORPORATION                                      MARYLAND
OAKBROOK SHOPPING CENTER, LLC                                        DELAWARE
OAKLAND RIDGE INDUSTRIAL DEVELOPMENT CORPORATION                     MARYLAND
OAKS MALL, LLC                                                       DELAWARE
OAKWOOD HILLS MALL PARTNERS L.L.P.                                   WISCONSIN
OAKWOOD HILLS MALL, INC.                                             DELAWARE
OAKWOOD SHOPPING CENTER LIMITED PARTNERSHIP                          LOUISIANA
OGLETHORPE MALL L.L.C.                                               DELAWARE
OKLAHOMA MALL L.L.C.                                                 DELAWARE
OKLAHOMA MALL, INC.                                                  DELAWARE
ONE OWINGS MILLS CORPORATE CENTER ASSOCIATES LIMITED PARTNERSHIP     MARYLAND
ONE OWINGS MILLS CORPORATE CENTER, LLC                               MARYLAND
ONE WILLOW COMPANY, LLC                                              DELAWARE

EXHIBIT 21

ENTITY:                                                              PLACE OF FORMATION:
-------                                                              -------------------
OWINGS MILLS LIMITED PARTNERSHIP                                     MARYLAND
PARAMUS EQUITIES, LLC                                                TEXAS
PARAMUS PARK SHOPPING CENTER LIMITED PARTNERSHIP                     NEW JERSEY
PARAMUS PARK, LLC                                                    MARYLAND
PARCEL C BUSINESS TRUST                                              MARYLAND
PARCEL D BUSINESS TRUST                                              MARYLAND
PARCIT-IIP LANCASTER VENTURE                                         ILLINOIS
PARCITY L.L.C.                                                       DELAWARE
PARCITY TRUST                                                        DELAWARE
PARK CITY HOLDING, INC.                                              DELAWARE
PARK MALL L.L.C.                                                     DELAWARE
PARK MALL, INC.                                                      DELAWARE
PARK MEADOWS MALL HOLDING, LLC                                       DELAWARE
PARK MEADOWS MALL, LLC                                               DELAWARE
PARK SQUARE LIMITED PARTNERSHIP                                      MARYLAND
PARKE WEST, LLC                                                      DELAWARE
PARKS AT ARLINGTON, LLC                                              DELAWARE
PARKSIDE LIMITED PARTNERSHIP                                         MARYLAND
PARKVIEW OFFICE BUILDING LIMITED PARTNERSHIP                         MARYLAND
PAVILIONS AT BUCKLAND HILLS L.L.C.                                   CONNECTICUT
PC LANCASTER L.L.C.                                                  DELAWARE
PC LANCASTER TRUST                                                   DELAWARE
PDC COMMUNITY CENTERS L.L.C.                                         DELAWARE
PDC HOLDING, LLC                                                     DELAWARE
PDC-EASTRIDGE MALL L.L.C.                                            DELAWARE
PDC-RED CLIFFS MALL L.L.C.                                           DELAWARE
PEACHTREE MALL L.L.C                                                 DELAWARE
PECANLAND ANCHOR ACQUISITION, LLC                                    DELAWARE
PEMBROKE LAKES MALL LTD.                                             FLORIDA
PERIMETER MALL FACILITIES, LLC                                       DELAWARE
PERIMETER MALL VENTURE, LLC                                          DELAWARE
PERIMETER MALL, LLC                                                  MARYLAND
PIEDMONT MALL, LLC                                                   DELAWARE
PIERRE BOSSIER MALL, INC.                                            DELAWARE

ENTITY:                                                              PLACE OF FORMATION:
-------                                                              -------------------
PIERRE BOSSIER MALL, L.P.                                            DELAWARE
PINE RIDGE MALL L.L.C.                                               DELAWARE
PINES MALL PARTNERS                                                  IOWA
PINNACLE HILLS, LLC                                                  DELAWARE
PINNACLE SOUTH, LLC                                                  DELAWARE
PIONEER OFFICE LIMITED PARTNERSHIP                                   MARYLAND
PIONEER PLACE LIMITED PARTNERSHIP                                    MARYLAND
PLYMOUTH MEETING PROPERTY LLC                                        DELAWARE
PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP                       MARYLAND
PRICE DEVELOPMENT TRS, INC.                                          DELAWARE
PRICE FINANCING PARTNERSHIP, L.P.                                    DELAWARE
PRICE GP L.L.C.                                                      DELAWARE
PRICE NT L.L.C.                                                      DELAWARE
PRICE SPOKANE LIMITED PARTNERSHIP                                    DELAWARE
PRICE-ASG L.L.C.                                                     DELAWARE
PRICE-BOISE COMPANY, LTD.                                            UTAH
PRICE-JAMES COMPANY                                                  UTAH
PRINCE KUHIO PLAZA, INC.                                             DELAWARE
PRINCETON LAND EAST, LLC                                             DELAWARE
PRINCETON LAND, LLC                                                  DELAWARE
PROVIDENCE PLACE HOLDINGS, LLC                                       DELAWARE
PROVO MALL DEVELOPMENT COMPANY, LTD.                                 UTAH
PROVO MALL L.L.C.                                                    DELAWARE
RASCAP REALTY, LTD.                                                  NEW YORK
RED ROCK INVESTMENT, LLC                                             NEVADA
REDLANDS LAND ACQUISITION COMPANY L.L.C.                             DELAWARE
REDLANDS LAND ACQUISITION COMPANY, L.P.                              DELAWARE
REDLANDS LAND HOLDING L.L.C.                                         DELAWARE
RIDGEDALE CENTER, LLC                                                MARYLAND
RII HOLDING, LLC                                                     TEXAS
RIO WEST L.L.C.                                                      DELAWARE
RIVER HILLS MALL, LLC                                                DELAWARE
RIVERCHASE ANCHOR ACQUISITION, LLC                                   DELAWARE
RIVERS PARK ABC, LLC                                                 DELAWARE

ENTITY:                                                              PLACE OF FORMATION:
-------                                                              -------------------
RIVERSPARK ASSOCIATES LIMITED PARTNERSHIP                            MARYLAND
ROCHESTER MALL LLC                                                   DELAWARE
ROGERS RETAIL L.L.C.                                                 DELAWARE
ROGUE VALLEY MALL HOLDING L.L.C.                                     DELAWARE
ROGUE VALLEY MALL, L.L.C.                                            DELAWARE
ROUSE COMMERCIAL PROPERTIES, LLC                                     MARYLAND
ROUSE COMPANY AT OWINGS MILLS, LLC, THE                              MARYLAND
ROUSE COMPANY BT, LLC, THE                                           MARYLAND
ROUSE COMPANY LP, THE                                                DELAWARE
ROUSE COMPANY OF FLORIDA, LLC, THE                                   FLORIDA
ROUSE COMPANY OF GEORGIA, LLC, THE                                   GEORGIA
ROUSE COMPANY OF LOUISIANA, LLC, THE                                 MARYLAND
ROUSE COMPANY OF MASSACHUSETTS, LLC, THE                             MARYLAND
ROUSE COMPANY OF MICHIGAN, LLC, THE                                  MARYLAND
ROUSE COMPANY OF MINNESOTA, LLC, THE                                 MARYLAND
ROUSE COMPANY OF NEW JERSEY, LLC, THE                                NEW JERSEY
ROUSE COMPANY OF NEW YORK, LLC, THE                                  NEW YORK
ROUSE COMPANY OF OHIO, LLC, THE                                      OHIO
ROUSE COMPANY OF OREGON, LLC, THE                                    MARYLAND
ROUSE COMPANY OF TEXAS, LLC, THE                                     TEXAS
ROUSE COMPANY OF WASHINGTON, LLC, THE                                MARYLAND
ROUSE COMPANY OPERATING PARTNERSHIP LP, THE                          DELAWARE
ROUSE COMPANY PROTECTIVE TRUST, INC., THE                            DELAWARE
ROUSE F.S., LLC                                                      MARYLAND
ROUSE HOLDING COMPANY OF ARIZONA, LLC, THE                           MARYLAND
ROUSE HOLDING LIMITED PARTNERSHIP                                    MARYLAND
ROUSE INVESTING COMPANY, LLC                                         MARYLAND
ROUSE LLC                                                            DELAWARE
ROUSE OAKBROOK, LLC                                                  DELAWARE
ROUSE OFFICE MANAGEMENT OF ARIZONA, LLC                              MARYLAND
ROUSE PROVIDENCE LLC                                                 DELAWARE
ROUSE RIDGEDALE HOLDING, LLC                                         MARYLAND
ROUSE RIDGEDALE, LLC                                                 DELAWARE
ROUSE SI SHOPPING CENTER, LLC                                        MARYLAND

ENTITY:                                                              PLACE OF FORMATION:
-------                                                              -------------------
ROUSE SOUTHLAND, LLC                                                 MARYLAND
ROUSE TRANSPORTATION, LLC                                            MARYLAND
ROUSE TRI-PARTY MISCELLANEOUS, LLC                                   MARYLAND
ROUSE TRI-PARTY TRS, INC.                                            MARYLAND
ROUSE-ABBEY, LLC                                                     MARYLAND
ROUSE-ARIZONA CENTER, LLC                                            MARYLAND
ROUSE-ARIZONA RETAIL CENTER LIMITED PARTNERSHIP                      MARYLAND
ROUSE-BRIDGEWATER COMMONS, LLC                                       MARYLAND
ROUSE-EASTFIELD, LLC                                                 MARYLAND
ROUSE-FAIRWOOD DEVELOPMENT CORPORATION                               MARYLAND
ROUSE-FAIRWOOD DEVELOPMENT LIMITED PARTNERSHIP                       MARYLAND
ROUSE-GOVERNOR'S SQUARE, LLC                                         MARYLAND
ROUSE-HIGHLAND, LLC                                                  DELAWARE
ROUSE-MIAMI, LLC                                                     DELAWARE
ROUSE-MIZNER PARK, LLC                                               DELAWARE
ROUSE-NEW ORLEANS, LLC                                               MARYLAND
ROUSE-OAKWOOD SHOPPING CENTER, LLC                                   MARYLAND
ROUSE-ORLANDO, LLC                                                   DELAWARE
ROUSE-PHOENIX CINEMA, LLC                                            MARYLAND
ROUSE-PHOENIX CORPORATE CENTER LIMITED PARTNERSHIP                   MARYLAND
ROUSE-PHOENIX DEVELOPMENT COMPANY, LLC                               MARYLAND
ROUSE-PHOENIX MASTER LIMITED PARTNERSHIP                             MARYLAND
ROUSE-PHOENIX THEATRE LIMITED PARTNERSHIP                            MARYLAND
ROUSE-PHOENIX TWO CORPORATE CENTER, LLC                              MARYLAND
ROUSE-PORTLAND, LLC                                                  MARYLAND
ROUSE-SEATTLE, LLC                                                   DELAWARE
ROUSE-TOWSON TOWN CENTER, LLC                                        MARYLAND
ROUSE-TTC FUNDING, LLC                                               MARYLAND
ROUSE-URBAN ACQUISITION, LLC                                         MARYLAND
ROUSE-URBAN, LLC                                                     MARYLAND
ROUSE-WESTLAKE LIMITED PARTNERSHIP                                   MARYLAND
ROUSE-WESTLAKE LIMITED PARTNERSHIP II                                DELAWARE
ROUSE-WINCOPIN, LLC                                                  MARYLAND
RREF HOLDING, LLC                                                    TEXAS

ENTITY:                                                              PLACE OF FORMATION:
-------                                                              -------------------
RS PROPERTIES INC.                                                   DELAWARE
RUNNING BROOK BUSINESS TRUST                                         MARYLAND
SAINT LOUIS GALLERIA ANCHOR ACQUISITION, LLC                         DELAWARE
SAINT LOUIS GALLERIA HOLDING L.L.C.                                  DELAWARE
SAINT LOUIS GALLERIA L.L.C.                                          DELAWARE
SAINT LOUIS LAND L.L.C.                                              DELAWARE
SALEM MALL, LLC                                                      MARYLAND
SCGR EMPREENIMENTOS E PARTICIPACOES SA                               BRAZIL
SDT 3 CENTRO COMERCIAL LTDA.                                         BRAZIL
SEAPORT MARKETPLACE THEATRE, LLC                                     MARYLAND
SEAPORT MARKETPLACE, LLC                                             MARYLAND
SEVENTY COLUMBIA CORPORATE CENTER LIMITED PARTNERSHIP                MARYLAND
SEVENTY COLUMBIA CORPORATE CENTER, LLC                               DELAWARE
SHOPPES AT RIVER CROSSING, LLC                                       DELAWARE
SIKES SENTER, LLC                                                    DELAWARE
SILVER CITY GALLERIA L.L.C.                                          DELAWARE
SILVER LAKE MALL, LLC                                                DELAWARE
SIXTY COLUMBIA CORPORATE CENTER, LLC                                 DELAWARE
SOONER FASHION MALL L.L.C.                                           DELAWARE
SOUTH SHORE PARTNERS, L.P.                                           WASHINGTON
SOUTH STREET SEAPORT LIMITED PARTNERSHIP                             MARYLAND
SOUTHLAKE MALL L.L.C.                                                DELAWARE
SOUTHLAND CENTER HOLDING, LLC                                        MARYLAND
SOUTHLAND CENTER, LLC                                                DELAWARE
SOUTHLAND MALL, INC.                                                 DELAWARE
SOUTHLAND MALL, L.P.                                                 DELAWARE
SOUTHPOINT MALL, LLC                                                 DELAWARE
SOUTHWEST DENVER LAND L.L.C.                                         DELAWARE
SOUTHWEST PLAZA L.L.C.                                               DELAWARE
SPOKANE MALL DEVELOPMENT COMPANY LIMITED PARTNERSHIP                 UTAH
SPOKANE MALL L.L.C.                                                  DELAWARE
SPRING HILL MALL L.L.C.                                              DELAWARE
SPRING HILL MALL, INC.                                               DELAWARE
ST. CLOUD LAND L.L.C.                                                DELAWARE

ENTITY:                                                              PLACE OF FORMATION:
-------                                                              -------------------
ST. CLOUD MALL HOLDING L.L.C.                                        DELAWARE
ST. CLOUD MALL L.L.C.                                                DELAWARE
STONE LAKE CORPORATION                                               MARYLAND
STONEBRIAR MALL, LLC                                                 DELAWARE
STONESTOWN SHOPPING CENTER HOLDING L.L.C.                            DELAWARE
STONESTOWN SHOPPING CENTER L.L.C.                                    DELAWARE
STONESTOWN SHOPPING CENTER, L.P.                                     DELAWARE
SUMMERLIN CENTRE, LLC                                                DELAWARE
SUMMERLIN CORPORATION                                                DELAWARE
SUPERSTITION SPRINGS HOLDING, LLC                                    DELAWARE
SUPERSTITION SPRINGS, INC.                                           DELAWARE
TALLAHASSEE ASSOCIATES                                               MARYLAND
THC-HRE, LLC                                                         MARYLAND
THREE OM SPE, LLC                                                    DELAWARE
THREE OM, LLC                                                        DELAWARE
THREE OWINGS MILLS CORPORATE CENTER LAND LIMITED PARTNERSHIP         MARYLAND
THREE RIVERS MALL L.L.C.                                             DELAWARE
THREE WILLOW COMPANY, LLC                                            DELAWARE
TOWN CENTER DEVELOPMENT COMPANY GP, LLC                              TEXAS
TOWN CENTER DEVELOPMENT COMPANY, LP                                  TEXAS
TOWN CENTER EAST BUSINESS TRUST                                      MARYLAND
TOWN CENTER EAST PARKING LOT BUSINESS TRUST                          MARYLAND
TOWN EAST MALL, LLC                                                  DELAWARE
TOWSON TC, LLC                                                       MARYLAND
TRACY MALL PARTNERS I L.L.C.                                         DELAWARE
TRACY MALL PARTNERS II, L.P.                                         DELAWARE
TRACY MALL PARTNERS, L.P.                                            DELAWARE
TRACY MALL, INC.                                                     DELAWARE
TRAILS VILLAGE CENTER CO.                                            NEVADA
TRC CO-ISSUER, INC.                                                  DELAWARE
TRC NJ HOLDING, LP                                                   DELAWARE
TRC PARKING BUSINESS TRUST                                           MARYLAND
TRC PROPERTY HOLDINGS, INC.                                          MARYLAND
TRC WILLOW, LLC                                                      MARYLAND

ENTITY:                                                              PLACE OF FORMATION:
-------                                                              -------------------
TRIANGLE BUSINESS CENTER I LIMITED PARTNERSHIP                       MARYLAND
TRI-PARTY MISCELLANEOUS, LLC                                         DELAWARE
TRI-PARTY NON-856 ASSETS, LLC                                        DELAWARE
TTC MEMBER, LLC                                                      MARYLAND
TTC SPE, LLC                                                         MARYLAND
TUCSON ANCHOR ACQUISITION, LLC                                       DELAWARE
TV INVESTMENT, LLC                                                   DELAWARE
TWC COMMERCIAL PROPERTIES, LLC                                       DELAWARE
TWC COMMERCIAL PROPERTIES, LP                                        DELAWARE
TWC LAND DEVELOPMENT, LLC                                            DELAWARE
TWC LAND DEVELOPMENT, LP                                             DELAWARE
TWC OPERATING HOLDINGS, INC.                                         DELAWARE
TWC OPERATING, LLC                                                   DELAWARE
TWC OPERATING, LP                                                    DELAWARE
TWCPC HOLDINGS GP, LLC                                               TEXAS
TWCPC HOLDINGS, L.P.                                                 TEXAS
TWLDC HOLDINGS GP, LLC                                               TEXAS
TWLDC HOLDINGS, LP                                                   TEXAS
TWO OWINGS MILLS CORPORATE CENTER ASSOCIATES LIMITED PARTNERSHIP     MARYLAND
TWO OWINGS MILLS CORPORATE CENTER, LLC                               MARYLAND
TWO WILLOW COMPANY, LLC                                              DELAWARE
TYLER MALL LIMITED PARTNERSHIP                                       DELAWARE
TYSONS GALLERIA L.L.C.                                               DELAWARE
U.K.-AMERICAN PROPERTIES, INC.                                       DELAWARE
U.K.-LASALLE, INC.                                                   DELAWARE
UC OAKBROOK GENPAR, LLC                                              DELAWARE
URBAN SHOPPING CENTERS, LP                                           ILLINOIS
VALLEY HILLS MALL L.L.C.                                             DELAWARE
VALLEY HILLS MALL, INC.                                              DELAWARE
VALLEY PLAZA ANCHOR ACQUISITION, LLC                                 DELAWARE
VCK BUSINESS TRUST                                                   MARYLAND
VICTORIA WARD CENTER L.L.C.                                          DELAWARE
VICTORIA WARD ENTERTAINMENT CENTER L.L.C.                            DELAWARE
VICTORIA WARD SERVICES, INC.                                         DELAWARE

ENTITY:                                                              PLACE OF FORMATION:
-------                                                              -------------------
VICTORIA WARD, LIMITED                                               DELAWARE
VILLAGE OF CROSS KEYS, LLC, THE                                      MARYLAND
VISALIA MALL L.L.C.                                                  DELAWARE
VISALIA MALL, L.P.                                                   DELAWARE
VISTA RIDGE MALL, LLC                                                DELAWARE
WARD GATEWAY-INDUSTRIAL-VILLAGE, LLC                                 DELAWARE
WARD PLAZA-WAREHOUSE, LLC                                            DELAWARE
WATER TOWER JOINT VENTURE                                            ILLINOIS
WATER TOWER LLC                                                      DELAWARE
WECCR GENERAL PARTNERSHIP                                            TEXAS
WECCR, INC.                                                          TEXAS
WEEPING WILLOW RNA, LLC                                              DELAWARE
WEST KENDALL HOLDINGS, LLC                                           MARYLAND
WEST OAKS ANCHOR ACQUISITION, LLC                                    DELAWARE
WEST OAKS MALL TRUST                                                 DELAWARE
WESTCOAST ESTATES                                                    CALIFORNIA
WESTLAKE CENTER ASSOCIATES LIMITED PARTNERSHIP                       WASHINGTON
WESTLAKE RETAIL ASSOCIATES, LTD.                                     TEXAS
WESTROADS MALL L.L.C.                                                DELAWARE
WESTWOOD MALL, LLC                                                   DELAWARE
WHITE MARSH GENERAL PARTNERSHIP                                      MARYLAND
WHITE MARSH MALL ASSOCIATES                                          MARYLAND
WHITE MARSH MALL, LLC                                                DELAWARE
WHITE MARSH PHASE II ASSOCIATES                                      MARYLAND
WHITE MOUNTAIN MALL, LLC                                             DELAWARE
WILLOW SPE, LLC                                                      DELAWARE
WILLOWBROOK COMPANY, LLC, THE                                        MARYLAND
WILLOWBROOK II, LLC                                                  MARYLAND
WILLOWBROOK MALL (TX), LLC                                           DELAWARE
WILLOWBROOK MALL ANCHOR ACQUISITION (TX), LLC                        DELAWARE
WILLOWBROOK MALL, LLC                                                DELAWARE
WINCOPIN RESTAURANT BUSINESS TRUST                                   MARYLAND
WOODBRIDGE CENTER PROPERTY, LLC                                      DELAWARE
WOODBRIDGE CENTER, LLC                                               MARYLAND

ENTITY:                                                              PLACE OF FORMATION:
-------                                                              -------------------
WOODLANDS BEVERAGE, INC., THE                                        TEXAS
WOODLANDS BROKERAGE, LLC, THE                                        TEXAS
WOODLANDS COMMERCIAL BROKERAGE CO., LP, THE                          TEXAS
WOODLANDS COMMERCIAL PROPERTIES COMPANY, LP, THE                     TEXAS
WOODLANDS CORPORATION, THE                                           DELAWARE
WOODLANDS CUSTOM RESIDENTIAL SALES, LLC, THE                         TEXAS
WOODLANDS CUSTOM SALES, LP, THE                                      TEXAS
WOODLANDS HOLDING HOTEL, LP, THE                                     TEXAS
WOODLANDS HOTEL GP, LLC, THE                                         DELAWARE
WOODLANDS HOTEL, LP, THE                                             TEXAS
WOODLANDS LAND DEVELOPMENT CO., LP, THE                              TEXAS
WOODLANDS MALL ASSOCIATES, LLC, THE                                  DELAWARE
WOODLANDS OFFICE EQUITIES-95, LTD.                                   TEXAS
WOODLANDS OPERATING COMPANY, L.P., THE                               TEXAS
WOODLANDS VTO 2000 COMMERCIAL, GP, LLC                               TEXAS
WOODLANDS VTO 2000 COMMERCIAL, LP                                    TEXAS
WV SUB, LLC                                                          DELAWARE
YANGON PARTICIPACOES LTDA.                                           BRAZIL